Investor Presentation Investor Presentation December 2007 December 2007 Exhibit 99.1

Disclosure Regarding
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include statements preceded by, followed by or that include the words, “believes,” “expects,” “anticipates,” “plans,” “estimates” or similar expressions.
Examples of forward-looking statements in this presentation include the potential sale-leaseback transactions, the potential disposition of assets, the estimated value of our real estate, the amount of proceeds from these transactions, our ticket and concession price increases, our cost control measures, our strategies and operating goals, our plans regarding debt reduction, our 2008 film slate, and our capital expenditure and theater expansion/closing plans. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to:
• the inability to consummate the transactions described in this presentation on terms favorable to us;
• the inability to satisfy any conditions to closing or to complete any related financing in connection with the transactions described in this presentation;
• our ability to comply with covenants contained in our senior secured credit agreement;
• our ability to operate at expected levels of cash flow;
• the availability of suitable motion pictures for exhibition in our markets;
• competition in our markets;
• competition with other forms of entertainment;
• identified material weaknesses in internal control over financial reporting;
• the effect of our leverage on our financial condition; and
• other factors, including the risk factors disclosed in our Annual Report on Form 10-K for the year ended December 31, 2006 and our
Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 under the caption “Risk Factors.”
We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of these in light of new information or future events.

3 Agenda • Company Overview • Investment Highlights • Strategic Initiatives • Financial Review

COMPANY COMPANY OVERVIEW OVERVIEW

America’s Home Town Exhibitor
•
One of the largest motion picture exhibitors in the
U.S.
-
270 theatres, 2,369 screens in 37 states
-
# 4 nationally in theatre locations and screen count
•
Target small- to mid-size non-urban markets
•
Benefits of operating in smaller markets
-
Less competition from alternative entertainment opportunities
-
Lower operating costs – including labor, occupancy,
refurbishment and land/lease costs

Investment Investment Highlights Highlights

• Unique niche and differentiated strategy
• High quality theatre circuit
• Digital rollout to drive revenue
• Strategic initiatives aimed at improved
operations performance
• Focus on optimizing portfolio and
monetizing assets
Strong Free
Cash Flow
Opportunity
Investment Highlights

8
Unique Niche - Small Town Presence
2,369 screens in 270 theatres
80% of theatres in markets
with fewer than 100,000 people
Leased Facilities 194 71.8%
Owned Facilities 74 27.4%
Shared Ownership 2 0.8%
270 100.0%
UT
3
WA
1
MT
7
WY
2
ID
3
CO
7
NM
1
TX
10
NE
3
SD
5
IA
7
MO
1
WI
3
MN
6
ND
6
NC
30
SC
11
GA
22
FL
7
AL
15
AR
8
NY
1
MD
1
DE
1 WV
2
OH
6
IL
13
KS
1
KY
5
LA
2
MI
14
OK
9
OR
1
PA
21
TN
24
VA

IN
3

Benefits of Small to Mid-Sized Markets
• Unique circuit evolution
requirements
• Simple, efficient strategy of
Popcorn, Soda and a Movie
• Hollywood’s focus on event
films, family, animation and
sequels
Do not need a 20-plex, 10-12
screens are appropriate
High concession margins and
enhanced cash flow per screen
Appeals directly to our home
town audiences

Driving Low Cost Operations
Low Cost of Construction
Low Cost of Construction
+
+
Low Cost of Operation
Low Cost of Operation
+
+
Strong Margin Concessions
Strong Margin Concessions
+
+
Targeted Capital Expenditures
Targeted Capital Expenditures
(annual maintenance requirements $7-$10 million)
(annual maintenance requirements $7-$10 million)
=
=
Strong Cash flow per Screen Opportunity
Strong Cash flow per Screen Opportunity

11

12

Digital Strategy
• Taking a leading role in deployment of digital cinema
• Utilizing a turnkey solution
– Christie provides digital projectors and servers
• Digitizing approximately 2,200 screens, with the rollout
complete
• Industry leader in 3-D:
– 195 theaters with 427 screens 3-D capable

Digital Advantages
•
Attendance maximization through
-
Enhanced clarity, brightness & color
-
Flexibility in showing feature films
-
Superior quality & reliability
-
3-D capabilities
-
Advertising opportunities (Screen Vision)
•
Revenue enhancing alternative content programming
-
Alternate content (e.g., Fox Faith)
-
Pre-recorded concerts
-
Pay-per view events
-
Sports, concerts & live events

15 3-D Releases 3-D Releases • Real-D deploying equipment and financing • Average of 2-3x box-office versus 2-D • Per ticket surcharge for 3-D • Approximately 7 3-D films and events expected in 2008

16 Anticipated films for 2008

Strategic Strategic Initiatives Initiatives

Strategic Plan to Rebuild
Shareholder Value
•
Maximize cash flows from existing screens
-
Improve attendance per screen metrics
-
Implementation of an aggressive pricing policy
-
Maintain focus on managing costs
•
Optimize portfolio and monetize assets
-
Close or sell underperforming theatres
-
Monetize assets via sale-leaseback transactions
-
Minimize expansion capital via build-to-suits
•
Continue to decrease financial leverage
-
Low capital requirements provide maximum liquidity and flexibility to address leverage
-
Excess cash flows expected to be used to reduce debt

Maximize cash flows from existing screens:
Attendance
• Impact of discount theaters
– Contribute $1 million of cash flow annually
– Close upon lease terminations
– Sensitive to pricing
• Difficult comparison to prior year quarter
• Small town footprint

Maximize cash flows from existing screens:
Pricing Initiative
• Initiated a Company-wide price increase on November 16
– $0.25 to $0.50 per ticket increase
– 5% increase in concession prices
• Opportunity to increase ticket and concession prices
– Average ticket prices have increased over 8% for the nine month period year to date compared to the same period last year
– Average concession and other sales per patron have grown 32%
over past five years
• Focused on highest margin concession products:
Sodas and Popcorn
– 88-90% concession profit margins
th

Maximize cash flows from existing screens:
Maintaining Cost Focus
• Continue operational cost control
– Aligned quarterly incentive program
• Broadened middle management participation in
the incentive program
• Customized administrative performance plan

Optimize Portfolio:
Close or Sell Underperforming Theaters
• Surplus land and closed theaters
– Sold over $8 million of properties in 2007
– 12 remaining properties for sale valued at approx. $7 million
• Higher and better use properties
– Theaters have escalating real estate values
– Seven properties identified - could generate up to approx. $12 million of proceeds
• Underperforming theaters
– Seven properties identified - could generate up to approx. $7 million of proceeds
• Leased portfolio
– Ongoing comprehensive review of Carmike’s portfolio of leased properties
– Evaluating underperforming leased theaters

Monetize Assets
:
Sale-Leaseback
• Evaluating monetization of assets via sale-
leaseback transactions and sale of certain assets
– Own approximately 27% of properties
– Total real estate portfolio estimated to have a fair
market value of $150 to $175 million
– Credit facility allows for potential sale-leaseback
transactions up to $175 million

Decrease Financial Leverage
:
Capital Program
• Efficient capital expenditures with modest
maintenance requirements
– Estimated $25 million total capital expenditures in 2007
– Digital installation complete
• Shifting our expansion plans to “build to suit”
– Higher return on capital
– Planning four “build to suit” developments in 2008
• Partnering with REITs and other developers

25 Decrease Financial Leverage : Debt Reduction • Low capital requirements provide maximum liquidity and flexibility to address leverage • Excess cash flows expected to be used to reduce leverage

26 Financial Financial Highlights Highlights

Theater Operations YTD through Q3 2007
Film Exhibition
35%
Concessions
4%
Other theatre
operating (1)
40%
Depreciation &
amortization
8%
Interest expense
9%
G&A
4%
Concessions &
Other
35%
Box office
65%
REVENUES
REVENUES
COSTS & EXPENSES
COSTS & EXPENSES
1
Other theatre operating costs include labor, utilities and occupancy, and facility lease expenses

Theatres
2,000
2,100
2,200
2,300
2,400
2,500
Average screens in operation
2002 2003 2004 2005 2006 2007 YTD thru Q3
7.0
7.5
8.0
8.5
9.0
Average screens per theatre
2002 2003 2004 2005 2006 2007 YTD thru Q3

Revenues per patron
$4.40
$4.60
$4.80
$5.00
$5.20
$5.40
$5.60
$5.80
Admissions
2002 2003 2004 2005 2006 2007 YTD thru Q3
$2.00
$2.20
$2.40
$2.60
$2.80
$3.00
$3.20
Concessions and other
2002 2003 2004 2005 2006 2007 YTD thru Q3
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
Total revenue per patron
2002 2003 2004 2005 2006 2007 YTD thru Q3

30 Dividend History * Once the already announced fourth quarter 2007 dividend is paid on February 1, 2008 $0.000 $0.175 $0.350 $0.525 $0.700 $0.875 2004 2005 2006 2007*

31 31
Selected Historical Financial Results
(in millions)
For the year ended December 31,
2004 2005 2006
Box Office
331.5 $    309.4 $    324.3 $
Concessions and other
163.8       159.5       171.2
Total revenues 495.3 $    468.9 $    495.5 $
Theatre level cash flow
125.7 $    98.3 $      100.3 $
          % of revenue
25.4% 21.0% 20.2%
General and administrative 19.2 $      19.8 $      29.4 $
General and Administrative (excluding restatement expenses)¹
19.2 $      19.8 $      22.1 $
          % of revenue 3.9% 4.2% 4.5%
EBITDA 106.5 $    78.5 $      70.9 $
EBITDA (excluding restatement expenses)¹
106.5 $    78.5 $      78.2 $
          % of revenue 21.5% 16.7% 15.8%
Interest expense 30.1 $      35.3 $      47.5 $
1
Excluded are the professional fees related to the Company's restatement of previous periods

32 32
Recent Financial Results
(in millions)
Q3-2006 Q3-2007 2006 2007
Box Office
85.5 $      88.7 $      242.9 $    246.2 $
Concessions and other 44.9         46.6         129.2       129.8
Total revenues
130.4 $    135.3 $    372.1 $    376.0 $
Theatre level cash flow
26.5 $      29.0 $      73.7 $      75.8 $
          % of revenue 20.3% 21.4% 19.8% 20.2%
General and administrative 7.5 $        5.3 $        23.0 $      16.7 $
General and Administrative (excluding restatement expenses)¹
5.7 $        5.3 $        16.3 $      15.5 $
          % of revenue 4.4% 3.9% 4.4% 4.1%
EBITDA 19.0 $      23.7 $      50.7 $      59.1 $
EBITDA (excluding restatement expenses)¹
20.8 $      23.7 $      57.4 $      60.3 $
          % of revenue
16.0% 17.5% 15.4% 16.0%
Interest expense
12.2 $      11.8 $      34.2 $      35.5 $
1
Excluded are the professional fees related to the Company's restatement of previous periods
Through
September 30,

33 33
Balance Sheet & Cash Flow
(in millions)
As of December 31, As of September 30,
2004 2005 2006 2006 2007
Cash & cash equivalents
56.9 $       23.6 $         26.0 $       16.2 $      23.0 $
Property & equipment, net
467.7 $     568.5 $       545.1 $     549.4 $    530.5 $
Total assets 651.8 $     738.1 $       720.6 $     714.9 $    641.6 $
Total debt
1
342.9 $     432.0 $       440.1 $     438.4 $    437.6 $
Stockholders' equity 243.1 $     232.7 $       203.6 $     216.6 $    138.9 $
Cash flow from operations
50.6 $       42.9 $         38.2 $       9.9 $        17.5 $
Capital expenditures
2
38.5 $       67.9 $         27.0 $       13.8 $      16.1 $
Free cash flow3
12.1 $       (25.0) $       11.2 $       (3.9) $      1.4 $
Free cash flow (excluding restatement expenses)
4
12.1 $       (25.0) $       18.5 $       2.8 $        2.6 $
1   Total debt includes current maturities of long-term debt, long-term debt and capital leases and long-term financing obligations
2
Capital expenditures are net of long-term financing arrangements
3
Free cash flow is defined as cash flow provided or used by operations, less capital expenditures
4
Excluded are the professional fees related to the Company's restatement of previous periods

34 34
Reconciliation of Non-GAAP Measurements
(in millions)
For the year ended December 31,
2004 2005 2006 Q3-2006 Q3-2007 2006 2007
Net income (loss) 27.9 $      0.2 $        (19.4) $     (1.0) $       1.9 $        (13.6) $     (58.7) $
Depreciation and amortization
33.8         37.2         41.0          10.0         9.9           30.8         30.1
Loss (gain) on asset disposal
(2.4)          (2.6)          0.4            0.3           0.1           (0.2)          (2.0)
Impairment 0.9           2.5           5.8            -           -           -           -
Interest expense 30.1         35.3         47.5          12.2         11.8         34.2         35.5
Gain on sale of investment -           -           -           -           -           -           (1.7)
Loss on extinguishment of debt
9.3           5.8           4.8            -           -           4.8           -
Reorganization benefit
(12.4)        (2.4)          -           -           -           -           -
Tax (benefit) expense
19.3         2.4           (9.2)          (2.5)          -           (5.3)          55.9
Cumulative change of accounting principle -           0.1           -           -           -           -           -
General and administrative 19.2         19.8         29.4          7.5           5.3           23.0         16.7
Theatre level cash flow 125.7 $    98.3 $      100.3 $     26.5 $      29.0 $      73.7 $      75.8 $
General and administrative
(19.2)        (19.8)        (29.4)        (7.5)          (5.3)          (23.0)        (16.7)
EBITDA 106.5 $    78.5 $      70.9 $       19.0 $      23.7 $      50.7 $      59.1 $
Professional fees related to restatement -           -           7.3            1.8           -           6.7           1.2
EBITDA, as adjusted for professional fees related to restatement
106.5 $    78.5 $      78.2 $       20.8 $      23.7 $      57.4 $      60.3 $
Cash flow from operations
50.6         42.9         38.2          9.9           17.5
Purchase of property and equipment
(47.0)        (87.6)        (35.7)        (22.2)        (16.4)
Proceeds form long-term financing 8.5           19.7         8.7            8.4           0.3
Free cash flow 12.1 $      (25.0) $     11.2 $       (3.9) $       1.4 $
Professional fees related to restatement
-           -           7.3            6.7           1.2
Free cash flow (excluding restatement expenses) 12.1 $      (25.0) $     18.5 $       - $        - $        2.8 $        2.6 $
Through
September 30,

35 35
• Unique niche and differentiated strategy
• High quality theatre circuit
• Digital rollout to drive revenue
• Strategic initiatives aimed at improved
operations performance
• Focus on optimizing portfolio and
monetizing assets
Strong Free
Cash Flow
Opportunity
Investment Highlights